SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) May 22, 2006


                                THE BEARD COMPANY
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          Oklahoma                    1-12396                 73-0970298
____________________________        ____________         ___________________
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)


                                Enterprise Plaza
                               5600 N. May Avenue
                                    Suite 320
                          Oklahoma City, Oklahoma 73112
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)

                                 (405) 842-2333
              ____________________________________________________
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 2.02 Results of Operations and Financial Condition.

     On May 23, 2006, we issued a press release announcing our financial results for the first quarter of 2006. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 2.04 Triggering Events That Increase a Direct Financial Obligation.

     On February 8, 2006, effective as of February 7, 2006, we entered into an agreement (the "Agreement") with PinnOak Resources, LLC ("PinnOak") related to the funding of the construction and operation of a pond fines recovery facility (the "Project"). The Agreement was made in the ordinary course of business by two wholly-owned subsidiaries of the registrant, Beard Technologies, Inc. ("BTI") and Beard Pinnacle, LLC ("BPLLC"), and PinnOak. In connection with the Project, PinnOak agreed to provide BPLLC with funding to finance the Project while BPLLC awaits funding of the Project from outside sources. In this regard, BPLLC executed a promissory note in favor of PinnOak to reflect the amount of funds advanced from PinnOak to BPLLC (the "Note").

     We disclosed in a Form 8-K filed on May 4, 2006, that the amount of the Note had been increased from $5,100,000 to $9,000,000 and that PinnOak had advanced an additional $940,000 to BPLLC, increasing its total advances against the Note to $6,850,000. On May 23, 2006, PinnOak advanced an additional $835,000 to BPLLC, increasing its total advances against the Note to $7,685,000 and triggering the requirement for an additional report. An amended Exhibit A to the Note, attached hereto as Exhibit 99.2, was furnished to PinnOak to reflect the additional advance made on such date.

Item 3.02 Unregistered Sales of Equity Securities.

     On May 22, 2006, we borrowed $200,000 from Boatright Family, L.L.C. ("Boatright"), a related entity, in exchange for a one year promissory note. As an additional consideration for the transaction, 10,000 shares of unregistered common stock were also issued to Boatright. The shares issued to Boatright were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act for "transactions by the issuer not involving a public offering."

     As a result of the issuance of these 10,000 shares, our outstanding common shares have increased to a total of 5,549,210.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                                 Description
-----------                                 -----------

  99.1                          Press release dated May 23, 2006
  99.2                          Exhibit A to Note

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE BEARD COMPANY

                                          /s/ Herb Mee, Jr.
                                         -------------------------------
                                         Herb Mee, Jr., President

May 24, 2006

                             EXHIBIT INDEX

Exhibit
  No.            Description                       Method of Filing
--------         -----------                       ----------------

99.1       Press release dated May 23, 2006      Filed herewith electronically

99.2       Exhibit A to Note                     Filed herewith electronically